Exhibit 99.1

SERVISFIRST BANCSHARES, INC.

Announces Record Second Quarter 2012

Birmingham, Ala. – (PR Newswire) – July 17, 2012 – ServisFirst Bancshares, Inc. today announced record earnings for the quarter and six months ended June 30, 2012.

Second Quarter 2012 Highlights:

▪	Second quarter record net income of $8.2 million, a 41% increase year/year
▪	Basic earnings per common share of $2.74 for the six months ended June 30, 2012, a 46% increase year/year
▪	Celebrated the 7th anniversary of ServisFirst Bank during the quarter.
▪	Non-performing assets and ORE less than 1% of assets, reflects strong credit quality and financial strength.

Tom Broughton, President and CEO, said “we are pleased to announce record earnings for the second quarter of 2012. This marks the tenth consecutive quarter of record earnings for ServisFirst.” Bud Foshee, CFO, stated “our consistent focus on improving customer service and efficiency continues to enhance our return on average assets.”

ABOUT SERVISFIRST:

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst Bancshares provides business and personal financial services from locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama and Pensacola, Florida.

ServisFirst Bancshares, Inc. files periodic reports with the U.S. Securities and Exchange Commission (SEC). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares, Inc. may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank

Bud Foshee (205) 949-0307

BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except shares and per share data)

	Three Months Ended
	June 30,		March 31,
	2012	2011	2012
Total interest income	$26,654	$22,080	$25,571
Total interest expense	3,749	4,032	3,833
Net interest income before provision	22,905	18,048	21,738
Provision for loan losses	3,083	1,494	2,383
Net interest income after provision for loan losses	19,822	16,554	19,355
Total noninterest income	2,428	1,782	2,269

Salaries and employee benefits	5,248	5,026	5,165
Other noninterest expense	4,647	4,343	3,866
Total noninterest expense	9,895	9,369	9,031
Income before taxes	12,355	8,967	12,593
Income taxes	4,024	3,122	4,337
Net income	8,331	5,845	8,256
Preferred stock dividends	100	-	100
Net income available to common stockholders	$8,231	$5,845	$8,156

Basic earnings per common share	$1.38	$1.02	$1.37
Diluted earnings per common share	$1.21	$0.89	$1.20
Average basic common shares	5,981,218	5,708,871	5,946,006
Average fully diluted common shares	6,933,564	6,705,953	6,913,869

	Six Months Ended June 30,
	2012	2011
Total interest income	$52,225	$43,041
Total interest expense	7,582	8,017
Net interest income before provision	44,643	35,024
Provision for loan losses	5,466	3,725
Net interest income after provision for loan losses	39,177	31,299
Total noninterest income	4,697	3,053

Salaries and employee benefits	10,413	9,240
Other noninterest expense	8,513	8,726
Total noninterest expense	18,926	17,966
Income before taxes	24,948	16,386
Income taxes	8,361	5,670
Net income	16,587	10,716
Preferred stock dividends	200	-
Net income available to common stockholders	$16,387	$10,716

Basic earnings per common share	$2.74	$1.88
Diluted earnings per common share	$2.41	$1.65
Average basic common shares	5,971,630	5,694,871
Average fully diluted common shares	6,923,717	6,657,359

SERVISFIRST BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2012	June 30, 2011	December 31, 2011
ASSETS
Cash and due from banks	$71,334	$102,914	$142,368
Investment securities	317,519	244,566	309,018
Restricted equity securities	4,018	3,899	3,501
Federal funds sold and other investments	84,468	94,541	100,565
Mortgage loans held for sale	15,000	4,092	17,859

Loans	2,022,589	1,560,974	1,830,742
Reserve for loan losses	(23,239)	(19,516)	(22,030)
Net loans	1,999,350	1,541,458	1,808,712
Foreclosed real estate	9,834	6,931	12,275
Bank owned life insurance contracts	41,165	-	40,390
Other assets	27,555	26,196	26,097
Total assets	$2,570,243	$2,024,597	$2,460,785

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$467,344	$283,968	$418,810
Interest-bearing	1,773,558	1,519,906	1,725,077
Total deposits	2,240,902	1,803,874	2,143,887
Federal funds purchased	80,205	-	79,265
Borrowings	30,514	35,435	35,468
Interest payable	935	983	945
Other liabilities	2,819	3,104	4,928
Total liabilities	2,355,375	1,843,396	2,264,493

Stockholders' equity	214,868	181,201	196,292
Total liabilities and stockholders' equity	$2,570,243	$2,024,597	$2,460,785

SERVISFIRST BANCSHARES, INC.

Key Ratios

	Three Months Ended
	June 30,		March 31,
	2012	2011	2012
Return on average assets	1.31%	1.22%	1.33%
Return on average common equity	15.74%	17.30%	16.31%
Net interest margin (fully taxable-equivalent)	3.85%	3.93%	3.76%
Efficiency ratio	39.06%	47.24%	37.62%

	Six Months Ended June 30,
	2012	2011
Return on average assets	1.32%	1.14%
Return on average common equity	16.02%	16.56%
Net interest margin (fully taxable-equivalent)	3.81%	3.90%
Efficiency ratio	38.36%	47.18%

	June 30,		March 31,
	2012	2011	2012
Book value per common share	$29.13	$24.05	$27.73
Tangible book value per common share	$29.13	$24.05	$27.73
% of reserve for loan losses to total loans	1.15%	1.25%	1.23%
Nonperforming assets to total loans
plus foreclosed real estate	1.08%	1.79%	1.40%
Nonperforming assets to total assets	0.85%	1.39%	1.07%